UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2011

Date of reporting period:	August 1, 2010 — July 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Annual report
7|31|11

A world of investing.™

Putnam INVESTMENTS

4¢
10 CENTS
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund

Annual report
7 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	54

About the Trustees	55

Officers	57

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. Markets did show signs of stabilizing after the initial shock wore off, but it seems clear that volatility will be with us in the near term.

Putnam’s investment team believes the downgrade will have limited impact on the real economy today and that many investment opportunities still exist. Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing since 1937

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia.

Today, economic uncertainties continue to challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund's bonds helped results. Similarly, stocks often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the strategy this way: "Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place." Today, Putnam remains committed to this prudent approach.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Growth of a $10,000 investment since fund inception, 11/5/37, through 7/31/11

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$4,391,034
8.60%
annualized return before sales charge
$1,000,000
$100,000
$10,000
$10,000
1941 U.S. enters WWII
1951 Color TV introduced in the U.S.
1955 First polio vaccine developed
1959 Hawaii becomes 50th U.S. state
1969 Astronauts land on the moon
1981 First space shuttle launched
1989 Collapse of Berlin Wall
1993 First Web browser introduced
2000 Nasdaq peaks over 5000
2003 Iraq War begins
2010 U.S. and global markets grapple with slow recovery

Over seven eventful decades, the fund's balance of stocks and bonds has served investors by providing income and building wealth.

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital U.S. Aggregate Bond Index.

Interview with your fund’s portfolio managers

David M. Calabro and Raman Srivastava, CFA

In what was a volatile period for both stocks and bonds, how did George Putnam Balanced Fund perform?

David: Because stocks posted strong returns for the period, the fund, which invests in both stocks and bonds, lagged its all-stock primary benchmark. The fund also lagged the return of its peer group average to a lesser extent, largely as a result of some technology-sector-related positions that suffered what we consider to be temporary setbacks in the market. The fund performed in line with its custom-blended benchmark — a 60%/40% mix of stock and bond indexes. Sector allocation was the primary driver of the fund’s results, particularly the fund’s underweight position in financials, while our stock selection in the consumer staples sector gave a solid boost to returns.

How would you characterize U.S. stock and bond markets during the period?

David: For about three quarters of the period, U.S. markets generally benefited from strong corporate fundamentals and the gradual, if occasionally questioned, U.S. economic recovery. Notably, certain developments earlier this year, including supply-chain disruptions from the crisis in Japan and political turmoil in the Middle East and North Africa, failed to set the recovery back in a material way. However, beginning in May 2011, volatility became more pronounced and widespread investor uncertainty was renewed. This was due primarily to eurozone debt issues that continued to fracture European economic stability, as well as the debt-ceiling debate in the United States, where political gridlock appeared to be heading in the direction of a U.S. debt downgrade at the close of July.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Since the close of the fiscal year, stocks have experienced a pullback, stemming largely from investors’ concerns over the uncertain political climate. In early August, a last-minute agreement to raise the federal debt ceiling was followed closely by Standard & Poor’s unprecedented downgrade of U.S. Treasury debt from AAA to AA+. The Federal Reserve, meanwhile, stated that its near-zero interest-rate policy would remain in place through the middle of 2013, and many market watchers saw this as a response to increased U.S. economic weakness.

Raman: In the bond markets, which were up by nearly 5% for the period, pockets of volatility existed over the year, but as with stocks, the more dramatic swings occurred toward period-end. The yield curve and interest rates remained relatively stable. From March to June, mortgage-related areas suffered significant downward pressure. Interestingly, the U.S. government’s second round of “quantitative easing,” implemented between November 2010 and June 2011, turned out to be a non-event for the bond markets: Investors quickly shifted their focus to developed-market sovereign debt issues, problem areas that dwarfed any concerns about the impact of recent government intervention in the securities markets.

How did the fund’s balanced approach help it weather volatility?

David: Without question, the fund’s focus on both stocks and bonds helped insulate it from the volatility we experienced during the year, whether these periods proceeded from short-lived, if shocking, events like Japan’s earthquake, or from deep-seated questions of sovereign insolvency at home or abroad. Whenever markets saw reasons to be hopeful, the fund’s equity investments generally reflected that optimism, and when markets experienced broad-based flights to safety, the bond portion of the portfolio provided a cushion from the equity losses. In addition, the fund’s general bias toward higher-quality securities among both

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

stocks and bonds helped it across changing market environments.

Among the equity holdings and strategies that delivered positive results, what were some highlights?

David: The single largest contributor to performance was our strategically lower-than-benchmark weighting to financial stocks. The slow growth environment, coupled with increases in government regulation, has made it more difficult to make money in financial stocks.

In consumer staples, our positions in Philip Morris and Procter & Gamble also helped performance. In our view, both companies are well run and possess admirable earnings profiles, and yet they remain relatively undervalued.

Another large contributor to the fund’s results was Exxon Mobil, the nation’s largest oil company, which we discussed at the fund’s most recent semiannual period-end. It benefited not only from rising energy prices, which continued to increase during much of the period, but also from strong business execution and the delivery of solid earnings amid a competitive industry landscape.

How did the fund’s bond exposures help performance?

Raman: We de-emphasized certain bond sectors that experienced headwinds at times during the period, such as Treasury and agency mortgage-backed securities. Also, we experienced positive results by emphasizing several areas within higher-rated, investment-grade corporate credit, where our security selection proved helpful. Lastly, we made allocations to commercial mortgage-backed securities [CMBS] and agency collateralized mortgage obligations, two types of bond investments

This table shows the fund's top 10 equity holdings by percentage of the fund's net assets as of 7/31/11. Short-term holdings are excluded. Holdings will vary over time.

that we believe currently offer attractive income characteristics.

By period-end, we retained our benchmark-relative overweight position in corporate bonds, which continue, in our view, to offer relatively attractive current income as well as lower sensitivity to the risk of rising interest rates. Also, we began looking to gradually reduce the fund’s exposure to the CMBS market.

Where among the fund’s stock investments did you see disappointing performance?

David: Technology was a positive contributor to performance on a sector basis, but some of the companies in which the fund held sizable positions performed poorly. These included tech infrastructure giant Cisco and computer company Hewlett-Packard. These are both bellwether, large-cap names, and we continue to believe they are undervalued. We have maintained positions in both companies.

We had some success in the health insurance space — for example, by owning the stock of health-care-services company Aetna — but that did not fully offset our decision to avoid the stock of health insurer UnitedHealth.

What is your outlook for the equity and bond markets and the fund?

Raman: Because we focus on higher-quality areas of the markets, the fund remains well positioned to weather periods of stress. By the end of the period, we expected something would be done about the U.S. debt ceiling, but that it wouldn’t be enough to appease all the ratings agencies. Going forward, we expect to see stretches of heightened volatility in the stock and bond markets, as it is hard for market participants not to get distracted by the debt-related risks in both the United States and the eurozone.

Underlying these headline issues, however, a number of positive trends exist. We expect macroeconomic data to pick up modestly, which would support a better second half of 2011. Specifically, we hope to see an increase in real incomes. Nominal incomes are likely to

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

remain flat, but if inflation drops as a result of declining energy prices, which we expect may continue to be the case, real incomes should get a boost. This may support consumer spending, a critical area of economic output. The wild card will still be Europe, and markets are likely to remain distracted by activities of the so-called “super committee” that has been appointed to iron out the details of a U.S. plan for fiscal restraint. Though we are cautiously optimistic for equity markets, we respect the prevailing uncertainty, and thus maintain the fund’s sizable exposure to bonds and have increased our cash exposure.

David: Our investment philosophy and process remain the same. In terms of equities, we seek to own the stocks of high-quality, undervalued, well-capitalized companies that we consider to be solid franchises, regardless of the prevailing macroeconomic environment. When market conditions become increasingly volatile, we believe the best equity defense is to own companies with strong foundations that are insulated from headline risk relative to their peers.

Thank you, David and Raman, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David M. Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava has an M.S. in Computational Finance from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

IN THE NEWS

Citing its belief that the U.S. deficit reduction plan “falls short” of what is needed to stabilize the federal debt situation, ratings agency Standard & Poor’s on August 5 reduced the credit rating of long-term U.S. debt to AA+, one notch below the top grade of AAA, with a negative outlook. U.S. short-term debt retained its top rating of A-1+. The historic action triggered a sell-off in global equity markets, adding to recent market volatility stemming from investor concerns regarding the European sovereign debt crisis. The downgrade came just days after Congress and the White House agreed to raise the federal debt ceiling by at least $2.1 trillion, removing the threat of default through 2012. The accord, reached after weeks of contentious debate, includes more than $900 billion in spending cuts during the next 10 years, and establishes a joint congressional committee to identify $1.5 trillion in additional cuts.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.60%	8.52%	7.59%	7.59%	7.79%	7.79%	7.87%	7.81%	8.33%	8.67%

10 years	16.51	9.82	8.05	8.05	8.14	8.14	10.97	7.08	13.89	19.60
Annual average	1.54	0.94	0.78	0.78	0.79	0.79	1.05	0.69	1.31	1.81

5 years	–5.04	–10.50	–8.57	–9.91	–8.44	–8.44	–7.27	–10.50	–6.03	–3.75
Annual average	–1.03	–2.19	–1.78	–2.07	–1.75	–1.75	–1.50	–2.19	–1.24	–0.76

3 years	–2.94	–8.51	–5.14	–7.76	–5.10	–5.10	–4.32	–7.66	–3.55	–2.16
Annual average	–0.99	–2.92	–1.74	–2.66	–1.73	–1.73	–1.46	–2.62	–1.20	–0.73

1 year	12.09	5.61	11.24	6.24	11.22	10.22	11.60	7.66	11.84	12.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of a maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 7/31/11

		Barclays Capital		Lipper
	Russell 1000	U.S. Aggregate	George Putnam	Balanced Funds
	Value Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	43.21%	73.70%	65.70%	46.81%
Annual average	3.66	5.68	5.18	3.84

5 years	–0.04	37.47	19.43	20.08
Annual average	–0.01	6.57	3.61	3.68

3 years	3.82	22.66	15.68	13.35
Annual average	1.26	7.05	4.98	4.23

1 year	16.76	4.44	12.00	13.59

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays Capital U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/11, there were 732, 691, 582, and 270 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,805 and $10,814, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,708 after sales charge. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,389 and $11,960, respectively.

Fund price and distribution information For the 12-month period ended 7/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.200		$0.107	$0.111	$0.142		$0.170	$0.230

Capital gains	—		—	—	—		—	—

Total	$0.200		$0.107	$0.111	$0.142		$0.170	$0.230

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/10	$11.08	$11.76	$10.96	$11.02	$10.94	$11.34	$11.05	$11.12

7/31/11	12.21	12.95	12.08	12.14	12.06	12.50	12.18	12.26

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.64%	1.54%	0.83%	0.89%	1.16%	1.12%	1.38%	1.89%

Current 30-day SEC yield [2,3]	N/A	1.63	0.97	0.97	N/A	1.18	1.48	1.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, this fund’s expenses were limited, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.64%	8.55%	7.62%	7.62%	7.82%	7.82%	7.90%	7.85%	8.37%	8.70%

10 years	18.83	11.98	10.16	10.16	10.25	10.25	13.20	9.23	16.10	21.95
Annual average	1.74	1.14	0.97	0.97	0.98	0.98	1.25	0.89	1.50	2.00

5 years	–2.57	–8.17	–6.28	–7.65	–6.15	–6.15	–4.89	–8.23	–3.64	–1.34
Annual average	–0.52	–1.69	–1.29	–1.58	–1.26	–1.26	–1.00	–1.70	–0.74	–0.27

3 years	–1.78	–7.44	–4.05	–6.70	–3.96	–3.96	–3.16	–6.53	–2.38	–1.00
Annual average	–0.60	–2.54	–1.37	–2.29	–1.34	–1.34	–1.06	–2.23	–0.80	–0.33

1 year	19.20	12.31	18.26	13.26	18.20	17.20	18.54	14.39	18.84	19.43

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	1.11%	1.86%	1.86%	1.61%	1.36%	0.86%

Annualized expense ratio for the six-month period
ended 7/31/11†	1.01%	1.76%	1.76%	1.51%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under the management contract effective January 1, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2011, to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.04	$8.77	$8.77	$7.53	$6.29	$3.80

Ending value (after expenses)	$1,013.90	$1,010.00	$1,010.20	$1,011.60	$1,012.60	$1,015.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2011, use the following calculation method. To find the value of your investment on February 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.06	$8.80	$8.80	$7.55	$6.31	$3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,017.31	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The

Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 758, 711 and 581 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed continued concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three- and five-year periods ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s assessment that performance in 2007 was hurt by poor stock selection, particularly within the information technology, financials, and consumer discretionary sectors, and that performance in 2008 was hurt by the fund’s exposure to mortgage-backed securities and collateralized mortgage obligations. The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager replaced the three individuals on the portfolio management team with responsibility for the fund’s equity investments and that the fund’s relative performance since then (December 1, 2008 through December 31, 2010) had improved to the second quartile. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2011, Putnam employees had approximately $350,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of George Putnam Balanced Fund (the “fund”) (formerly known as The George Putnam Fund of Boston) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2011 by correspondence with the custodian and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2011

The fund’s portfolio 7/31/11

COMMON STOCKS (57.7%)*	Shares	Value

Banking (6.0%)
Bank of America Corp.	321,853	$3,125,193

Bank of New York Mellon Corp. (The)	239,900	6,023,889

BB&T Corp.	98,900	2,539,752

Comerica, Inc.	87,400	2,799,422

Fifth Third Bancorp	131,100	1,658,415

JPMorgan Chase & Co.	573,500	23,198,075

PNC Financial Services Group, Inc.	61,200	3,322,548

State Street Corp.	220,400	9,139,988

SunTrust Banks, Inc.	48,600	1,190,214

U.S. Bancorp	395,300	10,301,518

Wells Fargo & Co.	397,700	11,111,738

		74,410,752
Basic materials (1.8%)
Alcoa, Inc.	155,100	2,284,623

Dow Chemical Co. (The)	69,100	2,409,517

E.I. du Pont de Nemours & Co.	129,800	6,674,316

Nucor Corp.	113,300	4,406,237

PPG Industries, Inc.	63,400	5,338,280

Weyerhaeuser Co. R	35,072	701,089

		21,814,062
Capital goods (2.9%)
Avery Dennison Corp.	30,400	959,120

Deere & Co.	32,800	2,575,128

Eaton Corp.	67,900	3,255,805

Emerson Electric Co.	28,500	1,399,065

Illinois Tool Works, Inc.	73,400	3,655,320

Ingersoll-Rand PLC	72,500	2,712,950

Lockheed Martin Corp.	22,600	1,711,498

Northrop Grumman Corp.	77,000	4,659,270

Parker Hannifin Corp.	55,600	4,393,512

Raytheon Co.	85,500	3,824,415

United Technologies Corp.	86,000	7,124,240

		36,270,323
Communication services (4.4%)
AT&T, Inc.	620,082	18,143,599

Comcast Corp. Class A	298,800	7,177,176

DIRECTV Class A †	42,600	2,158,968

DISH Network Corp. Class A †	47,800	1,416,314

Time Warner Cable, Inc.	49,200	3,606,852

Verizon Communications, Inc.	495,500	17,486,195

Vodafone Group PLC ADR (United Kingdom)	149,600	4,203,760

		54,192,864
Conglomerates (2.3%)
3M Co.	34,100	2,971,474

General Electric Co.	867,400	15,535,134

Honeywell International, Inc.	111,900	5,941,890

Tyco International, Ltd.	86,600	3,835,514

		28,284,012

COMMON STOCKS (57.7%)* cont.	Shares	Value

Consumer cyclicals (5.3%)
Carnival Corp.	75,000	$2,497,500

Ford Motor Co. †	140,600	1,716,726

Home Depot, Inc. (The)	78,600	2,745,498

Kimberly-Clark Corp.	112,000	7,320,320

Limited Brands, Inc.	31,800	1,203,948

Lowe’s Cos., Inc.	65,200	1,407,016

Marriott International, Inc. Class A	41,520	1,349,400

News Corp. Class A	134,600	2,156,292

Omnicom Group, Inc.	70,700	3,317,244

Staples, Inc.	199,800	3,208,788

Target Corp.	104,300	5,370,407

Time Warner, Inc.	246,200	8,656,392

TJX Cos., Inc. (The)	157,400	8,704,220

Viacom, Inc. Class B	166,500	8,061,930

Wal-Mart Stores, Inc.	45,900	2,419,389

Walt Disney Co. (The)	154,600	5,970,652

		66,105,722
Consumer finance (0.4%)
American Express Co.	91,000	4,553,640

		4,553,640
Consumer staples (5.0%)
Avon Products, Inc.	81,700	2,142,991

Clorox Co.	23,500	1,682,365

Coca-Cola Co. (The)	49,500	3,366,495

Colgate-Palmolive Co.	28,300	2,387,954

CVS Caremark Corp.	219,200	7,967,920

General Mills, Inc.	49,400	1,845,090

Hertz Global Holdings, Inc. †	82,100	1,155,147

Kellogg Co.	44,400	2,476,632

Kraft Foods, Inc. Class A	139,962	4,811,894

Lorillard, Inc.	15,200	1,614,544

Newell Rubbermaid, Inc.	197,900	3,071,408

PepsiCo, Inc.	37,500	2,401,500

Philip Morris International, Inc.	204,900	14,582,733

Procter & Gamble Co. (The)	163,300	10,041,317

SYSCO Corp.	92,100	2,817,339

		62,365,329
Energy (7.7%)
Anadarko Petroleum Corp.	20,800	1,717,248

Apache Corp.	14,700	1,818,684

Chevron Corp.	222,800	23,175,656

ConocoPhillips	68,900	4,960,111

Devon Energy Corp.	49,400	3,887,780

Exxon Mobil Corp.	283,900	22,652,381

Hess Corp.	40,900	2,804,104

Marathon Oil Corp.	61,400	1,901,558

Marathon Petroleum Corp. †	30,700	1,344,353

National Oilwell Varco, Inc.	20,500	1,651,685

COMMON STOCKS (57.7%)* cont.	Shares	Value

Energy cont.
Newfield Exploration Co. †	49,900	$3,364,258

Noble Corp. (Switzerland)	78,100	2,879,547

Occidental Petroleum Corp.	87,600	8,600,568

Schlumberger, Ltd.	60,595	5,475,970

Total SA ADR (France)	137,800	7,450,846

Valero Energy Corp.	68,700	1,725,744

		95,410,493
Financials (3.0%)
Aflac, Inc.	58,900	2,712,934

Citigroup, Inc.	196,250	7,524,225

Goldman Sachs Group, Inc. (The)	83,210	11,230,854

MetLife, Inc.	68,400	2,818,764

Progressive Corp. (The)	174,300	3,430,224

Prudential Financial, Inc.	159,700	9,371,196

		37,088,197
Health care (8.8%)
Abbott Laboratories	35,600	1,826,992

Aetna, Inc.	160,600	6,663,294

Baxter International, Inc.	158,400	9,214,128

Bristol-Myers Squibb Co.	119,400	3,422,004

Celgene Corp. †	63,900	3,789,270

Covidien PLC (Ireland)	113,912	5,785,590

Johnson & Johnson	299,900	19,430,521

McKesson Corp.	15,000	1,216,800

Medtronic, Inc.	94,400	3,403,120

Merck & Co., Inc.	298,100	10,174,153

Novartis AG ADR (Switzerland)	28,600	1,750,320

Pfizer, Inc.	919,758	17,696,144

Quest Diagnostics, Inc.	110,700	5,978,907

St. Jude Medical, Inc.	106,900	4,970,850

Stryker Corp.	60,500	3,287,570

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	37,400	1,744,336

Thermo Fisher Scientific, Inc. †	110,300	6,627,927

WellPoint, Inc.	25,600	1,729,280

		108,711,206
Insurance (1.9%)
ACE, Ltd.	12,200	817,156

Allstate Corp. (The)	166,500	4,615,380

Chubb Corp. (The)	97,600	6,098,048

Marsh & McLennan Cos., Inc.	138,300	4,078,467

RenaissanceRe Holdings, Ltd.	23,300	1,621,447

Travelers Cos., Inc. (The)	116,700	6,433,671

		23,664,169
Investment banking/Brokerage (0.3%)
Morgan Stanley	190,040	4,228,390

		4,228,390
Real estate (0.6%)
CreXus Investment Corp. R	132,500	1,392,575

Digital Realty Trust, Inc. R	12,900	789,609

COMMON STOCKS (57.7%)* cont.	Shares	Value

Real estate cont.
Equity Residential Trust R	37,048	$2,290,307

ProLogis, Inc. R	45,581	1,624,051

Simon Property Group, Inc. R	14,162	1,706,663

		7,803,205
Technology (4.5%)
Adobe Systems, Inc. †	78,900	2,187,108

Apple, Inc. †	3,100	1,210,488

BMC Software, Inc. †	24,200	1,045,924

Cisco Systems, Inc.	448,700	7,165,739

EMC Corp. †	220,200	5,742,816

Hewlett-Packard Co.	189,800	6,673,368

IBM Corp.	23,100	4,200,735

Intel Corp.	193,300	4,316,389

KLA-Tencor Corp.	51,600	2,054,712

L-3 Communications Holdings, Inc.	22,200	1,756,464

Microsoft Corp.	173,700	4,759,380

Oracle Corp.	88,100	2,694,098

Qualcomm, Inc.	91,500	5,012,370

SanDisk Corp. †	56,000	2,381,680

Texas Instruments, Inc.	100,600	2,992,850

Yahoo!, Inc. †	116,700	1,528,770

		55,722,891
Transportation (0.3%)
FedEx Corp.	15,200	1,320,576

United Parcel Service, Inc. Class B	24,300	1,682,046

		3,002,622
Utilities and power (2.5%)
Ameren Corp.	165,300	4,763,946

American Electric Power Co., Inc.	108,400	3,995,624

Dominion Resources, Inc.	31,800	1,540,710

Duke Energy Corp.	60,000	1,116,000

Edison International	138,300	5,265,081

Entergy Corp.	93,700	6,259,160

Exelon Corp.	20,400	899,028

NextEra Energy, Inc.	39,600	2,187,900

PG&E Corp.	127,550	5,284,397

		31,311,846

Total common stocks (cost $629,392,064)		$714,939,723

CORPORATE BONDS AND NOTES (16.7%)*	Principal amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	$275,000	$357,245

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	1,545,000	2,009,494

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	1,190,000	1,572,102

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s,
2017 (Indonesia)	1,450,000	1,576,875

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,022,530

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,018,000	1,348,208

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. sr. unsec. notes 8.7s, 2038	$10,000	$13,046

International Paper Co. sr. unsec. notes 7.95s, 2018	221,000	271,710

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	20,000	22,983

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	450,000	613,176

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
5.2s, 2040 (Australia)	570,000	584,094

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	385,000	487,521

Sealed Air Corp. sr. notes 7 7/8s, 2017	585,000	636,260

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	35,000	44,538

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	51,000	61,200

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	16,000	19,501

Teck Resources Limited sr. unsec. unsub. notes 7s, 2012 (Canada)	30,000	31,770

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	195,000	218,746

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	202,752

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	735,000	827,631

		11,921,382
Capital goods (0.3%)
Allied Waste North America, Inc. company guaranty sr. unsec. notes
6 7/8s, 2017	1,595,000	1,724,594

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	1,008,699

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	975,000	1,163,982

Republic Services, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2019	240,000	269,450

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	111,943

		4,278,668
Communication services (1.5%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	800,000	951,548

American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	555,000	596,241

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040	351,000	349,598

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	705,000	808,616

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,194,000	1,324,776

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	1,380,000	1,773,602

CenturyLink, Inc. sr. unsec. debs. bonds Ser. G, 6 7/8s, 2028	715,000	691,632

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	305,000	307,549

Comcast Cable Communications company guaranty sr. unsub.
notes 8 7/8s, 2017	290,000	376,099

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	225,000	264,041

Cox Communications, Inc. 144A notes 5 7/8s, 2016	289,000	333,486

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	710,000	732,674

France Telecom notes 8 1/2s, 2031 (France)	180,000	252,489

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	70,000	91,192

NBC Universal, Inc. 144A notes 6.4s, 2040	380,000	422,069

NBC Universal, Inc. 144A notes 5.15s, 2020	295,000	319,685

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8 3/4s, 2032 (Canada)	$95,000	$129,588

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	122,000	137,977

SBA Tower Trust 144A company guaranty asset backed notes
5.101s, 2017	1,125,000	1,185,283

TCI Communications, Inc. company guaranty 7 7/8s, 2026	2,395,000	3,122,735

Telecom Italia Capital SA company guaranty sr. unsec. unsub. notes
6.999s, 2018 (Italy)	320,000	337,255

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	845,000	927,213

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	640,000	765,130

Time Warner Cable, Inc. company guaranty sr. unsec. notes
7 1/2s, 2014	150,000	173,344

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2039	355,000	406,869

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	110,000	147,455

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	950,104

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,226,249

		19,104,499
Consumer cyclicals (0.9%)
Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	475,000	514,887

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	730,000	891,744

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	430,000	448,504

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	370,000	403,327

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	820,000	935,113

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	325,000	361,563

Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	555,000	554,870

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	800,000	871,000

FUEL Trust 144A company guaranty asset backed notes
4.207s, 2016	1,245,000	1,265,599

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	329,935

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	290,000	324,999

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	846,000	858,690

News America Holdings, Inc. company guaranty 7 3/4s, 2024	1,045,000	1,260,031

Owens Corning company guaranty sr. unsec. notes 9s, 2019	324,000	390,420

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	222,855

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	650,913

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	120,000	125,638

Time Warner, Inc. debs. 9.15s, 2023	340,000	471,227

		10,881,315
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	375,000	505,451

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	595,000	794,052

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 8.2s, 2039	165,000	240,535

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	$1,730,000	$2,254,335

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	518,159

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,184,013

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	2,293,000	2,235,675

CVS Pass-Through Trust 144A company guaranty notes
7.507s, 2032	744,039	883,695

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	144,677	152,250

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	810,000	933,173

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)	820,000	1,086,429

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	850,000	861,537

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	150,932

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	360,000	445,056

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	2,009,000	2,332,434

Kroger Co. company guaranty 6 3/4s, 2012	275,000	286,273

Kroger Co. company guaranty 6.4s, 2017	500,000	598,420

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	653,070

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	672,368

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	285,000	285,713

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	808,064

		17,881,634
Energy (0.9%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	985,000	1,181,910

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4.742s, 2021 (United Kingdom)	655,000	711,773

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (United Kingdom)	175,000	187,148

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	10,000	10,925

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	235,000	266,431

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes 4.15s,
2020 (Italy)	825,000	791,315

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	237,588

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	340,000	422,299

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	234,851

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	265,469

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	671,125

Noble Holding International, Ltd. company guaranty sr. unsec. notes
6.05s, 2041	390,000	417,056

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 3/4s, 2041 (Brazil)	300,000	336,481

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	825,000	878,712

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	355,000	368,120

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Energy cont.
Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	$760,000	$967,100

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company guaranty
sr. notes 5 1/2s, 2014 (Qatar)	675,000	743,344

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	245,000	251,736

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	480,000	498,044

Weatherford Bermuda company guaranty sr. unsec. notes 9 5/8s,
2019 (Switzerland)	180,000	240,961

Weatherford International, Inc. company guaranty sr. unsec. unsub.
notes 6.8s, 2037	245,000	276,984

Weatherford International, Inc. company guaranty sr. unsec. unsub.
notes 6.35s, 2017	280,000	323,949

Weatherford International, Ltd. sr. notes 5 1/2s, 2016 (Switzerland)	455,000	507,591

		10,790,912
Financials (7.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	500,000	540,282

Aflac, Inc. sr. unsec. notes 6.45s, 2040	345,000	358,041

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	1,160,000	1,220,278

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.486s, 2017	545,000	517,030

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	300,000	327,000

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	665,000	705,034

AON Corp. jr. unsec. sub. notes 8.205s, 2027	1,150,000	1,338,623

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	535,492

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	950,000	965,881

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	12,100,000	12,136,684

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	325,348

Bank One Corp. unsec. unsub. notes 5.9s, 2011	1,000,000	1,014,698

BankAmerica Capital III bank guaranteed jr. unsec. FRN 0.819s, 2027	2,755,000	2,021,900

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	145,000	118,175

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s, 2049
(United Kingdom)	280,000	248,500

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	804,000	996,960

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	1,415,000	1,479,258

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	580,388

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	331,000	398,223

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.061s, 2012	445,875	444,248

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,040,000	1,056,041

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	483,880

Capital One Capital III company guaranty 7.686s, 2036	320,000	327,200

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	450,000	476,100

Citigroup, Inc. sr. unsec. sub. FRN 0.522s, 2016	123,000	111,701

Citigroup, Inc. sub. notes 5s, 2014	1,369,000	1,441,081

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	200,000	198,421

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	290,000	301,934

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	210,000	223,617

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Financials cont.
CNA Financial Corp. unsec. notes 6 1/2s, 2016	$435,000	$494,353

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	1,220,000	1,289,717

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	279,000	302,715

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	475,000	512,202

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN 5.86s, 2017
(United Kingdom)	934,000	868,620

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	635,000	670,347

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds
FRB 5.628s, 2016	470,000	404,200

Developers Diversified Realty Corp. sr. unsec. unsub. notes
7 7/8s, 2020 R	605,000	715,932

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	406,763

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	19,000	20,439

Erac USA Finance, LLC 144A sr. notes 4 1/2s, 2021	785,000	801,995

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.247s, 2028	1,057,000	823,359

GATX Financial Corp. notes 5.8s, 2016	560,000	623,334

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	355,000	362,100

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	260,000	290,224

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.466s, 2016	455,000	434,389

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 6 7/8s, 2039	1,589,000	1,841,878

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,410,000	1,346,550

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	947,424

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	745,000	749,624

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	1,540,000	1,619,153

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	890,000	660,947

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,112,665

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	1,850,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	905,000	940,180

ING Bank NV 144A sr. unsec. notes FRN 1.297s, 2013 (Netherlands)	1,535,000	1,535,098

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	271,563

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,126,326

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	499,000	511,753

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
notes FRN 1.261s, 2047	2,443,000	1,908,420

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	523,000	530,193

Liberty Mutual Group, Inc. 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	1,285,000	1,696,200

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	1,060,000	1,009,989

Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub. notes 6 3/8s,
2021 (United Kingdom)	280,000	294,703

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,850,000	1,834,442

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)	1,020,000	1,053,101

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	$815,000	$1,156,450

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,712,529

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	1,300,000	1,425,688

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	584,711

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	100,000	101,915

Nationwide Financial Services notes 5 5/8s, 2015	465,000	504,366

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	472,855

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s,
2015 (Sweden)	525,000	513,188

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,277,306

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	355,600

OneBeacon US Holdings, Inc. company guaranty sr. unsec. notes
5 7/8s, 2013	125,000	130,669

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	399,195

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	2,020,000	2,085,650

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	727,218

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	214,114

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.122s, 2017	210,000	199,268

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s, 2019
(United Kingdom)	355,000	368,656

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	900,000	929,636

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	216,000	304,438

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	361,000	404,779

Societe Generale SA 144A jr. unsec. sub. bonds FRB 0.996s,
2017 (France)	385,000	270,566

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049
(United Kingdom)	800,000	788,079

State Street Capital Trust IV company guaranty jr. unsec. sub. bonds
FRB 1.247s, 2037	1,790,000	1,467,727

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	265,000	300,089

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 5.6s, 2019	480,000	521,406

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	750,000	886,377

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	555,000	583,082

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,201,345

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	164,953

WEA Finance LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	1,050,000	1,215,992

Wells Fargo Bank NA unsec. sub. notes FRN 0.471s, 2016	710,000	665,842

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
2013 (Australia)	1,010,000	1,002,243

Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2021 (United Kingdom)	710,000	740,142

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	159,000	159,000

		86,587,990

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Government (0.4%)
International Bank for Reconstruction & Development unsec. unsub.
bonds 7 5/8s, 2023	$4,000,000	$5,627,404

		5,627,404
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	114,024

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	450,000	474,725

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	335,000	394,014

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	128,778

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	180,000	190,059

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	470,000	503,076

WellPoint, Inc. notes 7s, 2019	155,000	189,441

		1,994,117
Technology (0.2%)
Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	281,000	306,907

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	715,000	822,741

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	915,000	1,052,748

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	395,000	406,869

		2,589,265
Transportation (0.4%)
Burlington Northern Santa Fe Corp. debs. 5 3/4s, 2040	145,000	156,625

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	176,000	191,719

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	605,000	628,955

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	167,734	178,008

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	388,751	412,076

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	405,663

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	1,369,008	1,370,788

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	744,175	805,570

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	646,219

		4,795,623
Utilities and power (2.5%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	531,436

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	532,580

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,230,000	1,447,340

Beaver Valley Funding Corp. sr. bonds 9s, 2017	493,000	536,680

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	975,000	1,109,517

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	2,229,339	2,457,765

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	325,458

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	500,000	545,625

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	530,000	587,614

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	406,876

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 6.3s, 2066	2,310,000	2,249,940

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	10,000	11,787

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018
(Netherlands)	685,000	611,118

CORPORATE BONDS AND NOTES (16.7%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	$490,000	$637,442

Electricite de France 144A notes 6.95s, 2039 (France)	655,000	802,020

Electricite de France 144A sr. notes 5.6s, 2040 (France)	640,000	671,252

Electricite de France 144A sr. notes 4.6s, 2020 (France)	440,000	470,158

Enel Finance Intl. SA 144A company guaranty sr. unsec. notes 5 1/8s,
2019 (Luxembourg)	360,000	359,449

Energy Transfer Partners LP sr. unsec. unsub. notes 6.05s, 2041	850,000	850,212

Energy Transfer Partners LP sr. unsec. unsub. notes 4.65s, 2021	280,000	279,907

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.95s, 2041	435,000	453,732

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016	610,000	630,979

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	164,000	166,541

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036	185,000	193,790

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	315,188

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	414,030

Kansas Gas & Electric bonds 5.647s, 2021	328,828	355,115

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes
11 7/8s, 2012	735,000	806,197

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	295,000	360,964

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	360,000	475,629

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	406,541

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	140,000	152,884

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	331,000	378,935

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	367,608	367,931

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	50,000	54,590

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	1,285,000	1,353,817

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	656,000	670,760

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	1,080,000	1,247,656

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	1,033,019

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	110,000	130,645

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,024,000	1,340,514

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	975,000	998,695

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	960,000	1,155,001

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067	1,945,000	1,960,560

		30,847,889

Total corporate bonds and notes (cost $192,011,789)		$207,300,698

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (11.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.6%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, May 20, 2041	$19,957,379	$21,296,707
4s, February 20, 2041	10,857,318	11,225,025

		32,521,732
U.S. Government Agency Mortgage Obligations (8.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	10,608	11,790
3 1/2s, January 1, 2041	555,848	543,645

Federal National Mortgage Association Pass-Through Certificates
6s, TBA, August 1, 2041	24,000,000	26,388,749
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	9,888,131	10,752,388
5s, with due dates from August 1, 2033 to January 1, 2039	5,515,464	5,906,109
4 1/2s, TBA, August 1, 2041	59,000,000	61,590,457
3 1/2s, December 1, 2040	962,422	942,723

		106,135,861

Total U.S. government and agency mortgage obligations (cost $136,731,398)		$138,657,593

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.4%)*	Principal amount	Value

Morgan Stanley 2s, FDIC guaranteed notes, September 22, 2011	$2,500,000	$2,506,505

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	1,100,000	1,110,995
2 1/8s, FDIC guaranteed notes, June 15, 2012	1,400,000	1,421,850

Total U.S. government agency obligations (cost $5,010,356)		$5,039,350

U.S. TREASURY OBLIGATIONS (1.5%)*	Principal amount	Value

U.S. Treasury Notes
3 1/8s, April 30, 2013	$11,700,000	$12,271,061
1 1/4s, April 15, 2014	3,100,000	3,164,785
0 5/8s, February 28, 2013	2,700,000	2,712,656

Total U.S. treasury obligations (cost $18,093,359)		$18,148,502

CONVERTIBLE PREFERRED STOCKS (1.5%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	58,652	$3,819,712

General Motors Co. Ser. B, $2.375 cv. pfd.	78,496	3,635,346

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd.	145,819	3,517,883

MetLife, Inc. $3.75 cv. pfd.	30,500	2,377,170

PPL Corp. $4.75 cv. pfd.	55,331	3,130,628

PPL Corp. $4.375 cv. pfd.	43,000	2,361,130

Total convertible preferred stocks (cost $18,430,135)		$18,841,869

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value

CS First Boston Mortgage Securities Corp. Ser. 04-C1, Class B,
4.855s, 2037	$1,407,000	$1,430,134

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	5,936,444	107,598
Ser. T-56, Class 3, IO, 0.471s, 2043	6,935,635	3,251

MORTGAGE-BACKED SECURITIES (0.8%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
Ser. T-56, Class 1, IO, 0.292s, 2043	$9,253,084	$5,783
Ser. T-56, Class 2, IO, 0.119s, 2043	8,311,953	775

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.311s, 2045	1,966,692	20,896

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	208,043	189,319

GS Mortgage Securities Corp. II 144A Ser. 98-C1, Class F, 6s, 2030	946,542	956,007

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A2, 5.434s, 2049	984,480	1,028,533

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	726,033
Ser. 99-C1, Class G, 6.41s, 2031	765,731	723,616
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,146,916

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 98-C3, Class E,
6.83s, 2030	644,000	685,973

Morgan Stanley Capital I
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049	1,529,741	1,561,820
FRB Ser. 07-HQ12, Class A2FL, 0.437s, 2049	703,919	628,670

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	456,000	18,240

Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 0.537s, 2034	386,960	298,926

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.487s, 2018	771,000	462,600

Total mortgage-backed securities (cost $9,962,968)		$9,995,090

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Utilities Select Sector SPDR Fund	213,900	$7,092,924

Total investment companies (cost $5,522,769)		$7,092,924

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$261,677

IL State G.O. Bonds
4.421s, 1/1/15	420,000	437,405
4.071s, 1/1/14	1,250,000	1,305,213

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	409,301

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	275,000	273,303

Total municipal bonds and notes (cost $2,511,508)		$2,686,899

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Omnicare, Inc. cv. sr. sub. notes 3 3/4s, 2025	$619,000	$800,058

Total convertible bonds and notes (cost $619,000)		$800,058

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	$194,241	$19

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.187s, 2037	308,000	238,700

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.937s, 2032	415,101	78,869

ASSET-BACKED SECURITIES (0.1%)* cont.	Principal amount	Value

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	$1,301,008	$195,242

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,805,291	216,635

Total asset-backed securities (cost $740,598)		$729,465

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041	$226,000	$241,578

Korea Development Bank sr. unsec. unsub. notes 4s, 2016	450,000	465,767

Total foreign government bonds and notes (cost $683,904)		$707,345

SHORT-TERM INVESTMENTS (15.8%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	195,723,889	$195,723,889

Total short-term investments (cost $195,723,889)		$195,723,889

TOTAL INVESTMENTS

Total investments (cost $1,215,433,737)		$1,320,663,405

Key to holding’s abbreviations

ADR	American Depository Receipts
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through July 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,239,838,802.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $87,532,500 to cover certain forward commitments.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$21,814,062	$—	$—

Capital goods	36,270,323	—	—

Communication services	54,192,864	—	—

Conglomerates	28,284,012	—	—

Consumer cyclicals	66,105,722	—	—

Consumer staples	62,365,329	—	—

Energy	95,410,493	—	—

Financials	151,748,353	—	—

Health care	108,711,206	—	—

Technology	55,722,891	—	—

Transportation	3,002,622	—	—

Utilities and power	31,311,846	—	—

Total common stocks	$714,939,723	$—	$—

Asset-backed securities	—	729,465	$—

Convertible bonds and notes	—	800,058	—

Convertible preferred stocks	—	18,841,869	—

Corporate bonds and notes	—	207,300,698	—

Foreign government bonds and notes	—	707,345	—

Investment Companies	7,092,924	—	—

Mortgage-backed securities	—	9,995,090	—

Municipal bonds and notes	—	2,686,899	—

U.S. Government Agency Obligations	—	5,039,350	—

U.S. Government and Agency Mortgage Obligations	—	138,657,593	—

U.S. Treasury Obligations	—	18,148,502	—

Short-term investments	195,723,889	—	—

Totals by level	$917,756,536	$402,906,869	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,019,709,848)	$1,124,939,516
Affiliated issuers (identified cost $195,723,889) (Note 5)	195,723,889

Cash	95,937

Dividends, interest and other receivables	6,104,287

Receivable for shares of the fund sold	268,024

Receivable for investments sold	8,478,784

Total assets	1,335,610,437

LIABILITIES

Payable for investments purchased	3,880,112

Payable for purchases of delayed delivery securities (Note 1)	87,646,250

Payable for shares of the fund repurchased	2,326,704

Payable for compensation of Manager (Note 2)	571,029

Payable for investor servicing fees (Note 2)	196,402

Payable for custodian fees (Note 2)	14,636

Payable for Trustee compensation and expenses (Note 2)	471,800

Payable for administrative services (Note 2)	6,577

Payable for distribution fees (Note 2)	327,709

Other accrued expenses	330,416

Total liabilities	95,771,635

Net assets	$1,239,838,802

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,089,002,649

Undistributed net investment income (Note 1)	1,066,153

Accumulated net realized loss on investments (Note 1)	(955,459,668)

Net unrealized appreciation of investments	105,229,668

Total — Representing net assets applicable to capital shares outstanding	$1,239,838,802

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,034,828,461 divided by 84,722,983 shares)	$12.21

Offering price per class A share (100/94.25 of $12.21)*	$12.95

Net asset value and offering price per class B share ($39,030,510 divided by 3,232,077 shares)**	$12.08

Net asset value and offering price per class C share ($22,013,493 divided by 1,813,045 shares)**	$12.14

Net asset value and redemption price per class M share ($75,159,943 divided by 6,232,929 shares)	$12.06

Offering price per class M share (100/96.50 of $12.06)*	$12.50

Net asset value, offering price and redemption price per class R share
($1,216,233 divided by 99,843 shares)	$12.18

Net asset value, offering price and redemption price per class Y share
($67,590,162 divided by 5,514,700 shares)	$12.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $90,855)	$20,914,828

Interest (including interest income of $140,987 from investments in affiliated issuers) (Note 5)	13,203,551

Total investment income	34,118,379

EXPENSES

Compensation of Manager (Note 2)	6,924,911

Investor servicing fees (Note 2)	2,784,051

Custodian fees (Note 2)	29,182

Trustee compensation and expenses (Note 2)	113,896

Administrative services (Note 2)	39,160

Distribution fees — Class A (Note 2)	2,700,114

Distribution fees — Class B (Note 2)	483,815

Distribution fees — Class C (Note 2)	230,369

Distribution fees — Class M (Note 2)	598,186

Distribution fees — Class R (Note 2)	7,023

Other	540,493

Total expenses	14,451,200

Expense reduction (Note 2)	(32,004)

Net expenses	14,419,196

Net investment income	19,699,183

Net realized gain on investments (Notes 1 and 3)	106,963,794

Net unrealized appreciation of investments and TBA sales during the year	23,125,657

Net gain on investments	130,089,451

Net increase in net assets resulting from operations	$149,788,634

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/11	Year ended 7/31/10

Operations:
Net investment income	$19,699,183	$31,482,845

Net realized gain on investments	106,963,794	57,899,301

Net unrealized appreciation of investments	23,125,657	74,204,562

Net increase in net assets resulting from operations	149,788,634	163,586,708

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,171,051)	(23,990,906)

Class B	(451,746)	(1,095,926)

Class C	(216,716)	(334,513)

Class M	(967,653)	(1,379,889)

Class R	(20,173)	(27,793)

Class Y	(1,374,319)	(2,304,612)

From return of capital
Class A	—	(2,565,707)

Class B	—	(117,204)

Class C	—	(35,775)

Class M	—	(147,572)

Class R	—	(2,972)

Class Y	—	(246,467)

Increase in capital from settlement payments (Note 6)	476,149	—

Redemption fees (Note 1)	1	1,216

Decrease from capital share transactions (Note 4)	(196,021,434)	(267,358,125)

Total decrease in net assets	(66,958,308)	(136,019,537)

NET ASSETS

Beginning of year	1,306,797,110	1,442,816,647

End of year (including undistributed net investment
income of $1,066,153 and $0, respectively)	$1,239,838,802	$1,306,797,110

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
															of expenses	Ratio of net
															to average	investment
	Net asset	Net	Net realized											Ratio	net assets	income (loss)
	value,	investment	and unrealized	Total from	From	From	From	Total		Non-recurring	Net asset	Total return	Net assets,	of expenses	excluding	to average	Portfolio
	beginning	income	gain (loss)	investment	net investment	net realized gain	return	distribu-	Redemption	reimburse-	value, end	at net asset	end of period	to average	interest	net assets	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	tions	fees [b]	ments	of period	value (%) [c]	(in thousands)	net assets (%) [d]	expense (%) [d]	(%)	(%) [e]

Class A
July 31, 2011	$11.08	.19	1.14	1.33	(.20)	—	—	(.20)	—	— [f]	$12.21	12.09	$1,034,828	1.05	1.05	1.57	176
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	—	—	11.08	11.83	1,077,209	1.13 [h]	1.13 [h]	2.27	341
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	—	— [g]	10.14	(22.58)	1,146,770	1.34 [i,j]	1.14 [j]	2.61 [j]	233
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	—	—	13.99	(11.84)	2,173,291	1.00 [j]	1.00 [j]	3.80 [j]	124
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	—	(2.05)	—	—	18.10	10.99	3,184,271	.96 [j]	.96 [j]	2.61 [j]	144

Class B
July 31, 2011	$10.96	.10	1.13	1.23	(.11)	—	—	(.11)	—	— [f]	$12.08	11.24	$39,031	1.80	1.80	.82	176
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	—	—	10.96	11.09	56,880	1.88 [h]	1.88 [h]	1.54	341
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	—	— [g]	10.02	(23.23)	86,981	2.09 [i,j]	1.89 [j]	1.85 [j]	233
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	—	—	13.83	(12.50)	206,269	1.75 [j]	1.75 [j]	2.99 [j]	124
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.90	10.15	413,532	1.71 [j]	1.71 [j]	1.82 [j]	144

Class C
July 31, 2011	$11.02	.10	1.13	1.23	(.11)	—	—	(.11)	—	— [f]	$12.14	11.22	$22,013	1.80	1.80	.82	176
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	—	—	11.02	11.06	22,814	1.88 [h]	1.88 [h]	1.52	341
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	—	— [g]	10.08	(23.17)	23,296	2.09 [i,j]	1.89 [j]	1.86 [j]	233
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	—	—	13.90	(12.41)	46,134	1.75 [j]	1.75 [j]	3.03 [j]	124
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.97	10.16	69,893	1.71 [j]	1.71 [j]	1.86 [j]	144

Class M
July 31, 2011	$10.94	.13	1.13	1.26	(.14)	—	—	(.14)	—	— [f]	$12.06	11.60	$75,160	1.55	1.55	1.07	176
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	—	—	10.94	11.33	79,010	1.63 [h]	1.63 [h]	1.77	341
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	—	— [g]	10.01	(22.99)	81,025	1.84 [i,j]	1.64 [j]	2.13 [j]	233
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	—	—	13.82	(12.23)	128,094	1.50 [j]	1.50 [j]	3.31 [j]	124
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	—	(1.96)	—	—	17.89	10.42	176,993	1.46 [j]	1.46 [j]	2.10 [j]	144

Class R
July 31, 2011	$11.05	.16	1.14	1.30	(.17)	—	—	(.17)	—	— [f]	$12.18	11.84	$1,216	1.30	1.30	1.32	176
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	—	—	11.05	11.59	1,345	1.38 [h]	1.38 [h]	2.03	341
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	—	—[g]	10.11	(22.71)	1,493	1.59 [i,j]	1.39 [j]	2.30 [j]	233
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	—	—	13.94	(12.04)	4,274	1.25 [j]	1.25 [j]	3.66 [j]	124
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	—	(2.01)	—	—	18.04	10.76	2,044	1.21 [j]	1.21 [j]	2.38 [j]	144

Class Y
July 31, 2011	$11.12	.22	1.15	1.37	(.23)	—	—	(.23)	—	— [f]	$12.26	12.42	$67,590.80		.80	1.82	176
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	—	—	11.12	12.18	69,539	.88 [h]	.88 [h]	2.55	341
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	—	— [g]	10.17	(22.42)	103,251	1.09 [i,j]	.89 [j]	2.87 [j]	233
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	—	—	14.04	(11.57)	257,459	.75 [j]	.75 [j]	4.05 [j]	124
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	—	(2.10)	—	—	18.15	11.24	385,361	.71 [j]	.71 [j]	2.86 [j]	144

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/11

Note 1: Significant accounting policies

George Putnam Balanced Fund (the fund) (formerly known as The George Putnam Fund of Boston) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through July 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities

(which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

G) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

H) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $949,794,002 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$310,017,859	July 31, 2017

639,776,143	July 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,568,628 to decrease distribution in excess of net investment income and $570,869 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,997,759.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$136,450,258
Unrealized depreciation	(36,886,257)

Net unrealized appreciation	99,564,001
Undistributed ordinary income	1,066,153
Capital loss carryforward	(949,794,002)
Cost for federal income tax purposes	$1,221,099,404

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,886 under the expense offset arrangements and by $27,118 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $877, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $63,883 and $431 from the sale of class A and class M shares, respectively, and received $37,364 and $694 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $28 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,073,641,170 and $2,394,887,969, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $293,705,378 and $445,404,956, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	5,472,625	$65,405,057	7,157,334	$78,048,797

Shares issued in connection with
reinvestment of distributions	1,397,797	16,355,108	2,245,104	23,924,226

	6,870,422	81,760,165	9,402,438	101,973,023

Shares repurchased	(19,352,341)	(230,270,993)	(25,337,071)	(275,336,040)

Net decrease	(12,481,919)	$(148,510,828)	(15,934,633)	$(173,363,017)

	Year ended 7/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	243,230	$2,864,261	386,438	$4,173,271

Shares issued in connection with
reinvestment of distributions	37,617	432,516	109,999	1,153,267

	280,847	3,296,777	496,437	5,326,538

Shares repurchased	(2,240,199)	(26,420,196)	(3,984,205)	(42,971,075)

Net decrease	(1,959,352)	$(23,123,419)	(3,487,768)	$(37,644,537)

	Year ended 7/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	179,473	$2,124,913	253,971	$2,769,571

Shares issued in connection with
reinvestment of distributions	17,193	200,066	31,584	333,793

	196,666	2,324,979	285,555	3,103,364

Shares repurchased	(454,627)	(5,374,980)	(526,722)	(5,706,290)

Net decrease	(257,961)	$(3,050,001)	(241,167)	$(2,602,926)

	Year ended 7/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	541,294	$6,360,649	612,804	$6,557,334

Shares issued in connection with
reinvestment of distributions	82,446	952,265	143,532	1,508,597

	623,740	7,312,914	756,336	8,065,931

Shares repurchased	(1,610,861)	(19,063,596)	(1,629,586)	(17,541,774)

Net decrease	(987,121)	$(11,750,682)	(873,250)	$(9,475,843)

	Year ended 7/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	22,170	$263,068	32,634	$353,434

Shares issued in connection with
reinvestment of distributions	1,730	20,173	2,899	30,765

	23,900	283,241	35,533	384,199

Shares repurchased	(45,784)	(555,084)	(61,588)	(675,039)

Net decrease	(21,884)	$(271,843)	(26,055)	$(290,840)

	Year ended 7/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	714,819	$8,287,925	582,706	$6,333,794

Shares issued in connection with
reinvestment of distributions	116,179	1,362,985	236,812	2,532,185

	830,998	9,650,910	819,518	8,865,979

Shares repurchased	(1,570,037)	(18,965,571)	(4,718,963)	(52,846,941)

Net decrease	(739,039)	$(9,314,661)	(3,899,445)	$(43,980,962)

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $140,987 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $701,884,900 and $573,715,264, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $465,203 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,946 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 86.50% of ordinary income distributions as qualifying for the dividends received deduction for corporations. For its tax year ended July 31, 2011, the fund hereby designates 91.39%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended July 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,341,132 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Putnam Retirement Income Lifestyle 2
Putnam Retirement Income Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Independent Registered	Vice President, Assistant
Public Accounting Firm	Treasurer and Principal	Susan G. Malloy
PricewaterhouseCoopers LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN021
269337 9/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2011	$213,382	$--	$9,375	$ —
July 31, 2010	$219,196	$--	$9,166	$1,921*

*	Includes fees of $1,921 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended July 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2011and July 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $181,757 and $416,246 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2011	$ —	$173,510	$ —	$ —

July 31, 2010	$ —	$249,107	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2011